UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2023

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

(Registrant’s telephone number, including area code) (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On July 12, 2023, Lions Gate Entertainment Corp. (the “Company”) issued a press release announcing the public filing of a Form 10 registration statement with the U.S. Securities and Exchange Commission in connection with its planned separation of its Studio and Starz Businesses into two independent, publicly traded companies. The press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release dated July 12, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2023

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer

Exhibit 99.1

Lionsgate Files Public Form 10 Registration Statement in Connection with

Continued Planning for Separation of its Studio and Starz Businesses

SANTA MONICA, Calif. and VANCOUVER, BC – July 12, 2023— Lionsgate (NYSE: LGF.A, LGF.B) (“the Company”) today announced the public filing of a Form 10 registration statement with the U.S. Securities and Exchange Commission in connection with its planned separation into two independent, publicly traded companies. The separation would result in the Company’s Motion Picture and Television Production segments and a substantial portion of its corporate general and administrative functions (the “Studio Business”) becoming an independent, separately traded public company. The Company’s Media Networks segment (the “Starz Business”) would remain in the existing company.

“The filing of this Form 10 continues the process of planning for the separation of the Studio and Starz businesses,” said Lionsgate CEO Jon Feltheimer. “We remain excited by the prospect of separating Lionsgate and Starz into standalone companies with strong financial foundations that will allow each company to pursue its own distinct strategy while offering investors the opportunity to own both a pure-play publicly-traded content studio and a premium subscription platform.”

The public Form 10 includes preliminary detailed information about the Studio Business, the Starz Business and the go forward separate companies. The public Form 10 is subject to change prior to completion of the separation.

The timing of this separation will be subject to a number of factors including ongoing and potential business opportunities as well as the condition of the financial markets. The separation itself remains subject to final approval by Lionsgate’s Board of Directors as well as approval by the Company’s shareholders and governmental authorities, including the Supreme Court of British Columbia, and other customary conditions.

A copy of the initial Form 10 is available on the SEC website at www.sec.gov and can also be viewed on the Lionsgate investor relations website.

About Lionsgate

Lionsgate (NYSE: LGF.A, LGF.B) encompasses world-class motion picture and television studio operations aligned with the STARZ premium global subscription platform to bring a unique and varied portfolio of entertainment to consumers around the world. The Company’s film, television, subscription and location-based entertainment businesses are backed by a 18,000-title library and a valuable collection of iconic film and television franchises. A digital age company driven by its entrepreneurial culture and commitment to innovation, the Lionsgate brand is synonymous with bold, original, relatable entertainment for audiences worldwide.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information and Where To Find It

This communication is being made in respect of a proposed separation of the television and movie production business (the “Studio Business”) of Lions Gate Entertainment Corp., a British Columbia Corporation (“Lionsgate”) from its media networks business (the “Starz Business”) by way of a plan of arrangement involving LG Orion Holdings Inc., a British Columbia corporation and current wholly-owned subsidiary of Lionsgate (“New Lionsgate,” and such proposed separation, the “Separation”). In connection with the Separation, Lionsgate and New Lionsgate have and intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form 10 that includes a preliminary information statement of New Lionsgate and preliminary proxy statement of Lionsgate (the “joint information/proxy statement”). The information in the joint information/proxy statement will not be complete and may be changed. Lionsgate will deliver the definitive proxy statement to its shareholders as required by applicable law. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the Separation.

INVESTORS AND SECURITY HOLDERS OF LIONSGATE ARE URGED TO READ THE JOINT INFORMATION/PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SEPARATION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lionsgate (when they become available) may be obtained free of charge on Lionsgate’s website at https://investors.lionsgate.com/.

Participants in the Solicitation

Lionsgate, New Lionsgate and Lionsgate’s directors, executive officers and certain other employees and other persons may be deemed to be participants in the solicitation of proxies from Lionsgate’s shareholders in favor of the proposed Separation under the rules of the SEC. Information about Lionsgate’s directors and executive officers is available in the joint information/proxy statement that forms a part of New Lionsgate’s Registration Statement on Form 10 (File No. 001-41743), which was filed with the SEC on July 12, 2023. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests will be included in amendments to the joint information/proxy statement and the other relevant documents filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Lionsgate’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to discussions of future operations and financial performance (including volume growth, pricing, sales and earnings per share growth, and cash flows) and statements regarding Lionsgate’s or New Lionsgate’s strategy for growth, future product development, regulatory approvals, competitive position and expenditures. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Lionsgate believes that the expectations reflected in any forward-looking statements it makes are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: risks and uncertainties discussed in reports that Lionsgate or New Lionsgate has filed with the SEC; the risks inherent in separating the Studio Business from the Starz Business of Lionsgate, including uncertainties related to, among other things, the costs and expected benefits of the Separation, the expected timing of the Separation or whether it will be completed, whether the conditions to the Separation can be satisfied (including the receipt of the required approval from Lionsgate shareholders), any litigation arising out of or relating to the Separation, the expected tax treatment of the Separation, the impact of the Separation on the Studio Business and Starz Business, and other circumstances beyond Lionsgate’s control. You should not place undue reliance on these forward-looking statements. For more details on factors that could affect these expectations, please see Lionsgate’s and New Lionsgate’s filings with the SEC, including the joint information/proxy statement and any amendments thereto.

For further information, investors should contact:

Nilay Shah

310-255-3651

nshah@lionsgate.com

For media inquiries, please contact:

Peter Wilkes

310-255-3726

pwilkes@lionsgate.com